UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): October 14, 2015

Gladstone Investment Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34007	83-0423116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 287-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2015, Gladstone Investment Corporation (the "Company") appointed Melissa Morrison to serve in a temporary capacity as Acting Principal Financial Officer, with such appointment effective immediately. This appointment was made in consideration of the Company's current Chief Financial Officer and Treasurer, Julia Ryan, taking a temporary family medical leave of absence. Ms. Ryan's temporary leave of absence will end in December 2015, and, at that point in time, she will return to her position as Chief Financial Officer and Treasurer.

Ms. Morrison, a current Assistant Vice President of Banking for the Company, previously served as the Company's Chief Financial Officer and Treasurer from January 2015 until July 2015 when Ms. Ryan was appointed as the Company's Chief Financial Officer and Treasurer.

Ms. Morrison, age 41, is the current Chief Financial Officer and Treasurer of Gladstone Capital Corporation ("Gladstone Capital"), an affiliate of the Company, serving as Chief Financial Officer since April 2013, Treasurer starting in January 2015, and Assistant Treasurer from July 2014 to December 2014. Prior to that time, Ms. Morrison served as Chief Accounting Officer of Gladstone Capital from November 2011 to April 2013. She has also served as Vice President of Banking of the Company since January 2012. From September 2007 to September 2011, Ms. Morrison provided accounting and finance services in various positions, including U.S. Controller, at Tandberg, Inc., which was acquired by Cisco Systems, Inc. in April 2010.

Item 7.01. Regulation FD Disclosure.

On October 14, 2015, the Company issued a press release, filed herewith as Exhibit 99.1, announcing that its board of directors declared monthly cash distributions for the Company's common stock, 7.125% Series A Cumulative Term Preferred Stock, 6.75% Series B Cumulative Term Preferred Stock and 6.50% Series C Cumulative Term Preferred Stock for each of October, November and December 2015.

The information disclosed under this Item 7.01, including portions of Exhibit 99.1 hereto regarding the monthly cash distributions, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Gladstone Investment Corporation, dated October 14, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2015	Gladstone Investment Corporation
	By:	/s/ DAVID A.R. DULLUM David A.R. Dullum President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Gladstone Investment Corporation, dated October 14, 2015.